                                                                       EXHIBIT 1



                                                        DRAFT DATED MAY 24, 1996

                                2,500,000 Shares

                         NEXSTAR PHARMACEUTICALS, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT





                                                       ___________________, 1996


ALEX. BROWN & SONS INCORPORATED
SMITH BARNEY INC.
VECTOR SECURITIES INTERNATIONAL, INC.
S.G.WARBURG & CO. INC.
  As representatives of the
    several underwriters
    named in Schedule I hereto
  c/o Alex. Brown & Sons Incorporated
        135 East Baltimore Street
        Baltimore, Maryland  21202


Dear Sirs:

         NeXstar Pharmaceuticals, Inc., a Delaware corporation (the "Company"), proposes to sell an aggregate of 2,500,000 shares of common stock, par value $.01 per share, of the Company (the "Firm Shares") to the several underwriters named in Schedule I hereto (the "Underwriters"). The Company also proposes to issue and sell to the several Underwriters not more than 375,000 additional shares of common stock, par value $.01 per share, of the Company (the "Additional Shares"), if requested by the Underwriters as provided in Section 2
hereof.   The Firm Shares and the Additional Shares are herein collectively
called the "Shares."   The shares of common stock, par value $.01 per share, of
the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock."

         1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-3 including
a prospectus relating to the Shares, which may be amended.   The registration
statement as amended at the time when it becomes effective, including a registration statement (if any) filed pursuant to Rule 462(b) under the

Act increasing the size of the offering registered under the Act and including all documents incorporated by reference in the registration statement and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "Registration Statement;" and the prospectus (including any prospectus subject to completion meeting the requirements of Rule 434(b) or (c) under the Act provided by the Company with any term sheet meeting the requirements of Rule 434(b) or (c) as the prospectus provided to meet the requirements of Section 10(a) of the Act) in the form first used to confirm sales of Shares is hereinafter referred as the "Prospectus." The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act.

                 Any reference to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the Registration Statement or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which, upon filing, are incorporated by reference therein, as required in (b) of Item 12 of Form S-3. As used in this Agreement, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Registration Statement, the Prospectus or any amendment or supplement thereto.

         2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell 2,500,000 Firm Shares, and each Underwriter agrees, severally and not jointly, to purchase from the Company at a price per share of $______ (the "Purchase Price") the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I hereto.

                 On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell up to 375,000 Additional Shares and the Underwriters shall have the right to purchase, severally and not jointly, up to an aggregate
375,000 Additional Shares from the Company at the Purchase Price.   Additional
Shares may be purchased solely for the purpose of covering over-allotments made
in connection with the offering of the Firm Shares.   The Underwriters may
exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. You shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined),
(ii) no later than ten business days after such notice has been given and (iii)
no earlier than two business days after such notice has been given.   If any
Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.





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                 The Company hereby agrees, and it shall concurrently with the execution of this Agreement deliver an agreement executed by each stockholder listed on Annex I hereto pursuant to which each such person agrees, not to offer, sell, contract to sell, grant any option to purchase or otherwise dispose of any Common Stock (including, without limitation, shares of Common Stock which may be deemed beneficially owned by such person in accordance with the rules and regulations of the Commission and shares of Common Stock which may be issued upon exercise of a stock option or warrant) or any securities convertible into or exercisable or exchangeable for such Common Stock or, in any other manner, transfer all or a portion of the economic consequences associated with the ownership of the Common Stock, except to the Underwriters pursuant to this Agreement, without the prior written consent of Alex. Brown & Sons Incorporated, for a period of 90 days after the date of the Prospectus. Notwithstanding the foregoing, during such period (i) the Company may grant stock options pursuant to the Company's existing stock option plans and (ii) the Company may issue shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof.

         3. Terms of Public Offering. The Company is advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

         4. Delivery and Payment. Delivery to the Underwriters of and payment for the Firm Shares shall be made at 10:00 A.M., Baltimore, Maryland time, on the third or fourth, as the case may be, business day unless otherwise permitted by the Commission pursuant to Rule 15c6-1 of the Exchange Act (the
"Closing Date") following the date of the initial public offering.   The
Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Company.

                 Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as you shall designate at 10:00 A.M., Baltimore, Maryland time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between you and the Company.

                 Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., Baltimore, Maryland time, on the business day next preceding the Closing Date or an Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the Company, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by certified or official bank checks payable in New York Clearing House funds to the order of the Company.





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         5.      Agreements of the Company.  The Company agrees with you:

                 (a) To use its best efforts to cause the Registration Statement and any amendment thereof (including any abbreviated registration statement pursuant to Rule 462(b) under the Act as may be required subsequent to the date the Registration Statement is declared effective) to become effective at the earliest possible time.

                 (b) To advise you promptly and, if requested by you, will confirm such advise in writing, (i) when the Registration Statement has become effective, if and when any Prospectus is mailed (or otherwise sent) for filing pursuant to Rule 424 under the Act, and when any post-effective amendment to the Registration Statement is filed or has been declared effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of the registration or qualification of the Shares under state securities or Blue Sky laws for offering or sale in any jurisdiction, or of the initiation of any proceeding for such purposes and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus (as amended or supplemented from time to time) untrue or which requires the making of any additions to or changes in the Registration Statement (as amended or supplemented from time to time) in order to make the statements therein not misleading or which makes any statement of a material fact made in the Prospectus (as amended or supplemented from time to time) untrue or which requires the making of any additions to or changes in the Prospectus (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement or any state securities commission or other regulatory authority shall issue an order suspending the registration or qualification of the Shares under state securities or Blue Sky laws for offering or sale in any jurisdiction, the Company shall use commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                 (c) To furnish to you, without charge, four signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and the Incorporated Documents, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, and the Incorporated Documents, as you may reasonably request.

                 (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus (including the issuance or filing of any term sheet within the meaning of Rule 434) or the Incorporated Documents, or, prior to the end of the period of time in which a prospectus relating to the Shares is required to be delivered under the Act, file any document which upon filing becomes an Incorporated Document, of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus





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(including the issuance or filing of any term sheet within the meaning of Rule
434) or amendment or supplement to any Incorporated Document which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause the same to become promptly effective.

                 (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

                 (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with applicable law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

                 (g) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for the offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that provisions of this paragraph (g) shall not require the Company to register or qualify to do business as a foreign corporation in any jurisdiction in which it is not now so registered or qualified or to take any action that would subject it to general service of process in any jurisdiction where it is not now so subject.

                 (h) To make generally available to its stockholders in the manner contemplated by Rule 158 under the Act or otherwise as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

                 (i) During the period of five years after the date of this Agreement, (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of its Common Stock a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of stockholders' equity as of the end of and for such fiscal year,





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together with comparable information as of the end of and for the preceding fiscal year, certified by independent certified public accountants, and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding fiscal year.

                 (j) During the period referred to in paragraph (i), to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

                 (k) To pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the printing and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Shares (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the National Association of Securities Dealers, Inc. (the "NASD") in connection with the offering, (vi) the listing of the Shares on the Nasdaq National Market, (vii) furnishing such copies of the Registration Statement, the Prospectus, the Incorporated Documents and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the Underwriters or by dealers to whom Shares may be sold and (viii) the performance by the Company of its other obligations under this Agreement.

                 (l) To use its best efforts to maintain the inclusion of the Common Stock in the Nasdaq National Market (or on a national securities exchange) for a period of five years after the effective date of the Registration Statement.

                 (m) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

         6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:





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                 (a)      The Registration Statement has become effective; no
stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                 (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                 (c) Any term sheet and prospectus subject to completion provided by the Company to the Underwriters for use in connection with the offering and sale of the Shares pursuant to Rule 434 under the Act together are not materially different from the prospectus included in the Registration Statement (or exclusive of any information deemed a part thereof by virtue of Rule 434(d)).

                 (d) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and no such further amendment will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (e) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, and each Registration Statement filed pursuant to Rule 462(b) under the Act, if any, complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.





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                 (f)      The Company and each of its subsidiaries has been
duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, condition (financial or otherwise), stockholders' equity, properties, business prospects or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                 (g) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries, except for any director qualifying shares or similar nominal holdings required by foreign laws, have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

                 (h) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

                 (i) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus and any Incorporated Document.

                 (j)      Neither the Company nor any of its subsidiaries is
(i) in violation of its respective charter or by-laws, (ii) is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject which default could result in a Material Adverse Effect or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, which default or violation could result in a Material Adverse Effect, and neither the Company nor any of its subsidiaries has failed to obtain a license, permit, certificate, franchise or other governmental authorization necessary to the ownership of its property or to the conduct of its business where such failure could have a Material Adverse Effect.

                 (k) The execution, delivery and performance of this Agreement, compliance by the Company with all provisions hereof and the consummation of the transactions contemplated hereby and the issuance and delivery of the Shares will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries, or any agreement, indenture or other instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property, in any case which is reasonably likely to have a Material Adverse Effect; and, except for the registration of the Shares under the Act, such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, the rules and regulations of the NASD and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

                 (l) Except as otherwise set forth in the Prospectus or any Incorporated Document, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject which, if determined adversely to the Company or its subsidiaries, might have Material Adverse Effect, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated.

                 (m) The Company is conducting business in compliance with all applicable laws, rules and regulations of the jurisdiction in which it is conducting business which are material to the conduct of the business, including, without limitation, the applicable laws, rules and regulations of the United States Food and Drug Administration (collectively the "FDA Regulations"); neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any Material Adverse Effect.

                 (n) The Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable FDA Regulations and any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus, except for such permits the absence of which would not have a Material Adverse Effect; the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any such permit which revocation, termination or other impairment would result in a Material Adverse Effect; and, except as described in the Prospectus or Incorporated Documents, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries.

                 (o) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities

(including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

                 (p) Except as otherwise set forth in the Prospectus or any Incorporated Documents or such as are not material to the business condition (financial or otherwise), stockholders' equity, properties, business prospects, results of operations of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Prospectus and any Incorporated Documents as being owned by it. All leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which might result in any Material Adverse Effect, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary.

                 (q) The Company and its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is reasonable for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries and similar geographic areas.

                 (r) Ernst & Young LLP are independent public accountants with respect to the Company as required by the Act.

                 (s) The financial statements, together with related schedules and notes forming part of or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries on the basis stated in the Registration Statement and any Incorporated Document at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                 (t) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (u) Neither the Company nor its subsidiaries have sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any material change in the capital stock or payment or declaration of dividends on its capital stock or long-term debt of the Company or its subsidiaries or any material adverse change, or, to the Company's knowledge, any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity, business prospects or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

                 (v)      The Company has complied with all provisions of
Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                 (w) Except as otherwise described in the Prospectus or any Incorporated Document, the Company and its subsidiaries own or possess adequate rights to use all material trademarks, trade names, patent rights, mask works, copyrights, licenses, approvals and governmental authorizations to conduct their businesses as described in the Registration Statement and any Incorporated Document; and the Company has no knowledge of any infringement by it or its subsidiaries of valid trademark or trade name rights, patent rights, mask works, copyrights, licenses, trade secrets or other similar rights of others, and there is no claim that has been made against the Company or its subsidiaries regarding trademark, trade name, patent, mask work, copyright, license, trade secret or other infringement which could have a Material Adverse Effect.

                 (x) There are no contracts or other documents which are required to be described in the Prospectus or any Incorporated Document or filed as exhibits to the Registration Statement or any Incorporated Document by the Act which have not been so described or filed as required.

                 (y) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus or any Incorporated Document which is not so described.

                 (z) No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which might be expected to have a Material Adverse Effect.

                 (aa) With the exception of its 401(k) plans, the Company has in effect no plans or arrangements in any manner subject to or governed by the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder.

                 (bb) Neither the Company nor any of its subsidiaries, nor to the Company's knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds;

violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                 (cc) There are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights that have been waived or satisfied) to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                 (dd) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of capital stock of, or ownership interest in, the Company or any subsidiary thereof except as otherwise disclosed in the Registration Statement, the Prospectus or any Incorporated Document.

                 (ee) The Company and its subsidiaries taken as whole maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
(iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                 (ff) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

                 (gg) The Company has no subsidiaries that qualify as a "Significant Subsidiary" under Regulation S-X promulgated under the Act.
Except for Distribuciones Farmaceuticas Vestar S.A., Spain, and NeXstar Pharmaceuticals Italia, Srl., there are no other subsidiaries of the Company that are material to the business and business prospects of the Company and its subsidiaries taken as a whole.

         7.      Indemnification.

                 (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or any Incorporated Document (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein. Notwithstanding the foregoing, the indemnity agreement contained in this
Section 7 shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage, liability or judgment purchased the Shares concerned (or to the benefit of any person controlling such Underwriter) to the extent any such loss, claim, damage, liability or judgment results from the fact that the untrue statement or omission has been corrected in the Prospectus or an amendment or supplement thereto but a copy of the Prospectus or the amendment or the supplement thereto (as the case may be) was not sent or given to such person at or prior to written confirmation of the sale of such Shares to such person.

                 (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement, the Prospectus, any Incorporated Document or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses as incurred. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel has been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company as the case may be, and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by Alex. Brown & Sons Incorporated and that
all such fees and expenses shall be reimbursed as they are incurred).   The
Company shall not be liable for any settlement of any such action effected without the written consent of the Company but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                 (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and its officers who sign the Registration Statement or any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company or any of its directors, any such officer or any person controlling the Company based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof) such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officer and any person controlling the Company shall have the rights and duties given to the Underwriter, by Section 7(b) hereof.

                 (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue
statement or omission or alleged omission.   No person guilty of fraudulent
misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

         8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

                 (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                 (b) The Registration Statement shall have become effective not later than 5:00 P.M. (and in the case of a Registration Statement filed under Rule 462(b) of the Act, not later than 10:00 P.M.), Baltimore, Maryland time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

                 (c) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise) or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement and Prospectus, (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by Patrick J. Mahaffy and Michael E. Hart, in their capacities as the President and Chief Executive Officer and the Chief Financial Officer, respectively, of the Company, confirming the matters set forth in paragraphs (a), (b), and (c) of this Section 8.

                 (d) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Willkie Farr & Gallagher, counsel for the Company, to the effect that:

                           (i)    the Company has been duly incorporated, is
validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as described in the Prospectus and to own, lease and operate its properties;

                          (ii)    the Company is duly qualified and is in good
standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                         (iii)    all the outstanding shares of Common Stock
have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

                          (iv)    the Shares to be issued and sold by the
Company hereunder have been duly authorized, and when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive or similar rights;

                           (v)    this Agreement has been duly authorized,
executed and delivered by the Company;

                          (vi)    the authorized capital stock of the Company,
including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus and any Incorporated Document;

                         (vii)    the Registration Statement has become
effective under the Act, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending before or, to the knowledge of such counsel, contemplated by the Commission;

                        (viii)    the statements under the captions
"Description of Capital Stock" and "Underwriting" in the Prospectus and Items 14 and 15 of Part II of the Registration Statement insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

                          (ix)    the Company is not in violation of its
charter or by-laws and, to the best of such counsel's knowledge after due inquiry, the Company is not in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which the

Company is a party or by which it is bound or to which any of its properties or assets is subject which default could result in a Material Adverse Effect;

                           (x)    the execution, delivery and performance of
this Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any agreement, indenture or other instrument to which the Company is a party or by which the Company or its properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or its properties in any case which is reasonably likely to have a Material Adverse Effect;

                          (xi)    except for the registration of the Shares
under the Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, the rules and regulations of the NASD and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated by this Agreement;

                         (xii)    after due inquiry, such counsel does not know
of any legal or governmental proceeding pending or threatened to which the Company is a party or to which any of its property is subject which is required to be described in the Registration Statement, the Prospectus or any Incorporated Document and is not so described, or of any contract or other document which is required to be described in the Registration Statement, the Prospectus or any Incorporated Document or is required to be filed as an exhibit to the Registration Statement or any Incorporated Document which is not described or filed as required;

                        (xiii) the Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                         (xiv)    to the best of such counsel's knowledge,
after due inquiry, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company (other than rights that have been waived or satisfied);


                          (xv)    to the best of such counsel's knowledge,
after due inquiry, all leases to which the Company is a party are valid and binding and no default has occurred or is continuing thereunder, which might result in a Material Adverse Effect, and

                         (xvi)    (1) the Registration Statement (including any
Registration Statement filed under Rule 462(b) of the Act, if any), the Prospectus, the Incorporated Documents and any supplement or amendment thereto (except for financial statements as to which no opinion need be expressed) comply as to form in all material respects with the Act, and (2) such counsel believes that (except for financial statements, as aforesaid) the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable (except for financial statements, as aforesaid) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 In giving such opinion with respect to the matters covered by clause (xvi) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

                 (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Gomez-Acebo & Pombo, counsel for Distribuciones Farmaceuticas Vestar S.A., Spain, the Spanish subsidiary of the Company.

                 (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Luca Fossati, counsel for NeXstar Pharmaceuticals Italia, Srl., the Italian subsidiary of the Company.

                 (g) You shall have received on the Closing Date, an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Adam Cochran, Vice President and General Counsel of the Company, to the effect that:

                           (i)    to the best of such counsel's knowledge,
except as otherwise disclosed in the Prospectus or any Incorporated Document, the Company owns or possesses sufficient licenses or other rights to use all necessary trademarks, trade names, trade secrets, patents, proprietary rights, technology and inventions (collectively, the "Proprietary Rights") to conduct the business now being or proposed to be conducted by the Company as described in the Prospectus or any Incorporated Document;

                          (ii)    to the best of such counsel's knowledge,
except as otherwise disclosed in the Prospectus or any Incorporated Document, there are no legal or governmental proceedings relating to any Proprietary Rights owned or used by the Company pending against the Company or any third party; there are no legal or governmental proceedings relating to a third party's Proprietary Rights pending against the Company; and no such proceedings are threatened or contemplated by governmental authorities or others;

                         (iii)    such counsel does not know of any contracts
or other documents relating to the Proprietary Rights of the Company of a character required to be filed as an exhibit to the Registration Statement or any Incorporated Document or required to be described in the

Registration Statement, the Prospectus or any Incorporated Document that are not filed or described as required;

                          (iv)    to the best of such counsel's knowledge,
except as otherwise disclosed in the Prospectus or any Incorporated Document, the Company is not infringing or otherwise violating any valid Proprietary Rights of others and there are no infringements by others of any Proprietary Rights owned or used by the Company which, in the judgment of such counsel, could have a Material Adverse Effect;

                           (v)    as to each United States patent and patent
application listed in Exhibit 1 thereto, there is an assignment by each of the named inventors to the Company. The assignments by the named inventors have been submitted to the United States Patent and Trademark Office ("USPTO") and those assignments have been recorded in the USPTO's title records;

                          (vi)    the Company's United States patent
applications listed on Exhibit 1 thereto have been prepared and filed in the USPTO in a form and with accompanying papers that are acceptable to the USPTO for the purposes of according each such application a filing date and serial number, and of placing each such application in condition for eventual examination on the merits as to patentability. For each such U.S. application an Official Filing Receipt has been received from the USPTO. As to each of such application, such counsel is not aware of any material defect of form in preparation or filing;

                         (vii)    as to each of the Company's foreign patents
and patent applications based on the United States patents or applications listed on Exhibit 1 thereto, the applications have either (a) been submitted to patent firms in the respective foreign countries with instructions to file the applications in the patent offices of those countries naming the Company as the owner of record, or (b) as to certain Patent Cooperation Treaty applications, been submitted directly to the relevant patent office of those countries naming the Company as the owner of record. In each such application, written confirmation has been received that the application has, in fact, been accepted for filing by such patent offices. There is no assurance that the patent offices of the respective countries will not reject the claims of the foreign patent applications as being unpatentable, or that any claims will be allowed without amendment, nor is there any assurance that those patent offices will ultimately conclude that the foreign patent applications meet all requirements for patentability;

                        (viii) to the best of such counsel's knowledge, after due inquiry, the Company has not violated any FDA Regulation, any Environmental Laws, or any federal or state law relating to discrimination in the hiring, promotion or pay of employees or any applicable federal or state wages and hours laws, or any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in any case might result in a Material Adverse Effect;

                          (ix)    the Company and each of the Significant
Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable FDA Regulations or Environmental Laws, as are necessary to own, lease and operate its properties and to conduct its business in the manner described in the Prospectus; to the best of such counsel's knowledge, after due inquiry, the Company has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company;

                           (x)    to the best of such counsel's knowledge,
after due inquiry, except as otherwise set forth in the Registration Statement or any Incorporated Document or such as are not material to the business, condition (financial or otherwise), stockholders' equity, properties, business prospects or results of operations of the Company and its subsidiaries, taken as a whole, the Company has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it;

                          (xi)    the statements in the Registration Statement
and the Prospectus and any Incorporated Document related to the Company's Proprietary Rights (including, without limitation, all statements under the captions "Risk Factors -- Reliance on Patents and Proprietary Rights" and "-- Litigation Risks Related to Proprietary Rights," "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Patent Matters" and "Business -- Collaborative Relationships and License Agreements," "-- Patents, Trade Secrets and Licenses" and "-- Legal Proceedings"), insofar as such statements constitute summaries of matters of law, are accurate and complete statements or summaries of such matters of law set forth therein; and

                         (xii)    such counsel believes that (except for the
financial statements as to which no opinion need be expressed), the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective (1) under the captions "Risk Factors -- Reliance on Patents and Proprietary Rights" and "-- Litigation Risks Related to Proprietary Rights," (2) under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Results of Operations -- Patent Matters" and (3) under the captions "Business -- Collaborative Relationships and License Arrangements," "-- Patents, Trade Secrets and Licenses" and "-- Legal Proceedings" did not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and that the Prospectus, as amended or supplemented, if applicable, under the captions set forth in (1) and (2) above, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (h) You shall have received on the Closing Date an officer's certificate (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Michael E. Ross, M.D., Vice President,
Medical/Regulatory Affairs of the Company, to the effect that:

                           (i)    the statements in the Registration Statement
and the Prospectus and any Incorporated Document related to regulatory matters (including, without limitation, all statements under the captions "Risk Factors
- -- Impact of Government Regulation" and "-- Uncertainty of Health Care Reimbursement" and "Business -- Government Regulation"), insofar as such statements constitute matters of fact, are accurate and complete statements or summaries of such matters of fact set forth therein; and

                          (ii)    such officer believes that the Registration
Statement and the Prospectus included therein, at the time the Registration Statement became effective (1) under the captions "Risk Factors -- Impact of Government Regulation" and "-- Uncertainty of Healthcare Reimbursement" and (2) under the caption "Business -- Government Regulation" contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading and that the Prospectus, as amended or supplemented, if applicable, under the captions set forth in (1) and (2) above, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (i) You shall have received on the Closing Date an opinion, dated the Closing Date, of Wilson, Sonsini, Goodrich & Rosati, P.C., counsel for the Underwriters, as to the matters referred to in clauses (v),
(vii), (viii), (ix) (but only with respect to the statements under the captions "Description of Capital Stock" and "Underwriting") and (xvi) of Section 8(d). In giving such opinion with respect to the matters covered by clause (xvi) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

                 (j) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Ernst & Young LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Ernst & Young LLP on the date of this Agreement.

                 (k) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

                 The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

         9. Effective Date of Agreement and Termination. This Agreement shall become effective upon the execution of this Agreement.

                 This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in the condition (financial or otherwise) of the Company or any of its subsidiaries or the earnings, or business prospects of the Company or any of its subsidiaries, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices for securities on any such exchange or the Nasdaq National Market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any subsidiary, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

                 If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this
Section 9 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the applicable Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this Section shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

         10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: if to the Company, to NeXstar Pharmaceuticals, Inc., 2860 Wilderness Place, Boulder, Colorado 80301,
Attention: President, and if to any Underwriter or to you, to you c/o Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202, Attention: _______________, or in any case to such other address as the person to be notified may have requested in writing.

                 The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

                 The information set forth in the last paragraph on the front cover page (insofar as such information relates to the Underwriters), in the last two paragraphs on page 2, concerning stabilization by the Underwriters, and under the first, second, and sixth paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the final form of Prospectus filed pursuant to Rule 424(b) constitutes the only information furnished by the Underwriters to the Company for inclusion in any Preliminary Prospectus, the Prospectus, the Registration Statement or any Incorporated Document, and you, on behalf of the respective Underwriters, represent and warrant to the Company that the statements made therein do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

                 Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

                 This Agreement shall be governed and construed in accordance with the laws of the State of Maryland.

                 This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                 If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.


                                        Very truly yours,

                                        NEXSTAR PHARMACEUTICALS, INC.



                                        By:
                                           -----------------------------------

                                        Title:
                                              --------------------------------





The foregoing Underwriting Agreement is
  hereby confirmed and accepted as of the
  date first above written.

ALEX. BROWN & SONS INCORPORATED
SMITH BARNEY INC.
VECTOR SECURITIES INTERNATIONAL, INC.
S.G.WARBURG & CO. INC.
As Representatives of the several
  Underwriters listed on Schedule I

By:  Alex. Brown & Sons Incorporated


     By:
        ---------------------------------------
              Authorized Officer

                                   SCHEDULE I


                                                                                   Number of Firm Shares
                              Underwriters                                            to be Purchased
 ----------------------------------------------------------------------      -----------------------------
 Alex. Brown & Sons Incorporated . . . . . . . . . . . . . . . . . . .

 S.G.Warburg & Co. Inc.  . . . . . . . . . . . . . . . . . . . . . . .

 Vector Securities International, Inc. . . . . . . . . . . . . . . . .

 Smith Barney Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .

                                                                                      --------------
                                                                TOTAL:                     2,500,000
                                                                                      ==============

                                    ANNEX I

                         REQUIRED STOCKHOLDER LOCK-UPS


 Warburg, Pincus Investors, L.P.

 Warburg, Pincus Capital Partners, L.P.

 Lawrence M. Gold, Ph.D.

 Patrick J. Mahaffy

 Michael E. Hart

 Adam Cochran

 Bruce E. Eaton, Ph.D.

 Crispin G.S. Eley, D. Phil.

 David W. Flamberg

 George B. Herron

 Barry A. Polisky, Ph.D.

 Michael E. Ross, M.D.

 Paul G. Schmidt, Ph.D.

 John D. Baldeschwieler, Ph.D.

 James A. Eskridge

 David I. Hirsch, Ph.D.

 Rodman W. Moorhead, III

 Carl F. Pollard





                                      -2-